SUPPLEMENT DATED JULY 9, 2003

TO STATEMENT OF INFORMATION DATED MAY 1, 2003 FOR

KEMPER INVESTORS LIFE INSURANCE COMPANY

INDIVIDUAL AND GROUP VARIABLE AND MARKET VALUE ADJUSTED DEFERRED ANNUITY CONTRACTS

ZURICH PREFERRED

Issued By

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

and

KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement amends the "Services to the Separate Account" section contained in the Zurich Preferred Statement of Additional Information.

The following is added to the end of the section entitled "Recordkeeper and Independent Public Accountants for the KILICO Variable Annuity Separate Account" under "Services to the Separate Account" appearing on page 2 of the Statement of Additional Information:

"On May 30, 2003, Zurich Financial Services Group (ZFS) and Bank One Corporation (Bank One) announced plans for the Bank One organization to acquire a significant portion of the Zurich Life companies. Kemper Investors Life Insurance Company (KILICO), Federal Kemper Life Assurance Company (FKLA), Zurich Life Insurance Company of America (ZLICA), and Fidelity Life Association (FLA), currently operate under the trade name "Zurich Life".

As the acquisition is structured, Bank One will acquire all of the capital stock of FKLA and ZLICA and will administer and reinsure certain lines of business currently underwritten by KILICO. Bank One will also acquire KILICO's wholly-owned subsidiaries, including Zurich Life Insurance Company of New York, and the management contract under which FKLA currently provides employee and management services to FLA, a mutual legal reserve company owned by its policyholders.

This transaction is subject to necessary approvals and is expected to close late in the third quarter of 2003."

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